Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of loss before provision for income taxes are as follows (in thousands):

	Year Ended December 31,
	2016	2017
Domestic	$(76,105)	$(92,777)
Foreign	2,581	3,411
Total	$(73,524)	$(89,366)

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2016	2017
Current
Federal	$4	$17
State	66	50
Foreign	1,273	1,788
Total current	1,343	1,855

Deferred
Foreign	(95)	(16)
Total deferred	$(95)	$(16)

Total	$1,248	$1,839

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and tax effects of net operating loss and credit carryforwards. Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31,
	2016	2017
Deferred tax assets:
Federal and state net operating losses	$50,312	$43,410
Research/other credits	862	1,060
Non-deductible and accrued expenses	5,932	4,485
Deferred revenue	12,590	10,438
Stock options	3,400	9,507
Other	1,003	609
Gross deferred tax assets	74,099	69,509
Valuation allowance	(73,939)	(69,320)
Net deferred tax assets	160	189

Deferred tax liabilities:
Property and equipment	—	(13)
Net deferred tax liabilities	—	(13)

Total	$160	$176

 Reconciliation of the statutory federal income tax to the Company’s effective tax (in thousands):

	Year Ended December 31,
	2016	2017
Tax at federal statutory rate	$(24,998)	$(30,385)
State, net of federal benefit	61	60
Stock options	3,225	4,097
Non-deductible warrant expenses	(365)	272
Tax Reform federal rate change	—	36,460
Change in valuation allowance	22,385	(10,512)
Other	940	1,847
Total	$1,248	$1,839

On December 22, 2017, the President of the United States signed the Tax Cuts and Jobs Act (the “Act”) into law. The legislation significantly changes U.S. tax law by, among other things, lowering corporate income tax rates, implementing a territorial tax system and imposing a mandatory repatriation tax on earnings of foreign subsidiaries. The Tax Reform Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018. As a result of the change in the U.S. tax rate, the Company’s deferred tax assets and liabilities were remeasured, resulting in a detriment of $36.5 million, which was fully offset by a corresponding change in valuation allowance.
The Act provided for a one-time deemed mandatory repatriation of post-1986 undistributed foreign subsidiary earnings and profits ("E&P") through the year ended December 31, 2017. The Company had a provisional $6.9 million of undistributed foreign E&P subject to repatriation, however, no tax liability was recognized as of the calendar year end because the deemed repatriation is expected to be fully offset by net operating losses.
The SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company has recognized the provisional tax impacts related to deemed repatriated earnings for Federal purposes. The Company is in the process of gathering sufficient information to calculate the tax impact for state purposes and has, therefore, not recorded any liability or utilization of state tax attributes. However, the state tax impact of the mandatory repatriation is not expected to be material. The ultimate impact of the mandatory repatriation may differ from the provisional amounts due to additional analysis, changes in interpretations and assumptions the Company has made, or additional regulatory guidance that may be issued. The accounting is expected to be complete when the 2017 U.S. corporate income tax return is filed in 2018.
The Company is still in the process of analyzing other provisions (Global Intangible Low-Taxed Income (“GILTI”), base erosion anti-abuse tax (“BEAT”), etc.) of this legislation which may impact the Company’s effective tax rate in future years.
For the years ended December 31, 2016 and 2017, the Company recorded a tax provision of $1.3 million and $1.8 million, respectively, representing effective tax rate of (1.7)% and (2.1)% for the years ended December 31, 2016 and 2017, respectively. The key components of the income tax provision primarily consist of foreign income taxes, income tax reserves, and U.S. state minimum taxes. The difference in the effective tax rate for the years ended December 31, 2016 and 2017 is primarily due to change in the uncertain tax positions as a result of a statutory income tax and withholding tax audit.
A valuation allowance has been provided to reduce the deferred tax asset to an amount management believes is more likely than not to be realized. The valuation allowance increased by $25.0 million and decreased by $4.6 million for the years ended December 31, 2016 and 2017, respectively.
As of December 31, 2017, the Company had net operating loss carryforwards for federal income tax purposes of approximately $180.1 million, which begin to expire in 2021 if not utilized. The Company also has California net operating loss carryforwards of approximately $22.0 million, which begin to expire in 2028 if not utilized. The Company also has other state net operating loss carryforwards of approximately $76.6 million, which begin to expire in 2018 if not utilized. The Company has federal and California research and development credit carryforwards of $0.7 million and $0.5 million, respectively. The federal research and development credits will begin to expire in 2035, if not utilized. California research and development credits can be carried forward indefinitely. The Company has an immaterial amount of foreign tax credits.
Utilization of the Company’s net operating loss carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. Such a limitation could result in the expiration of the net operating loss carryforwards before utilization. The Company performed an ownership change analysis from inception to the balance sheet date of December 31, 2017 and $2.8 million of net operating loss carryforwards were written off due to the limitation.
The Company provides U.S. income taxes on the earnings of foreign subsidiaries, unless the subsidiaries’ earnings are considered indefinitely reinvested outside the United States. As of December 31, 2017, U.S. income taxes have been provided for on the cumulative total of $6.9 million of undistributed earnings from its foreign subsidiaries. Any earnings if distributed by the foreign subsidiary would not result in any liability since they would be offset by net operating losses.
Uncertain Tax Positions
For benefits to be realized, a tax position must be more likely than not to be sustained upon examination. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. As a result of the implementation of these provisions, the Company did not recognize any adjustments to retained earnings for uncertain tax positions.
A reconciliation of the gross unrecognized tax benefit is as follows (in thousands):

	Year Ended December 31,
	2016	2017
Unrecognized tax benefits at the beginning of the period	$254	$1,050
Additions for tax positions taken in prior years	185	248
Additions for tax positions taken in current year	611	845
Settlements with taxing authorities	—	(416)
Unrecognized tax benefits at the end of the period	$1,050	$1,727

It is the Company’s policy to recognize interest and penalties related to income tax matters in income tax expense. During the years ended December 31, 2016, and 2017, the Company did not recognize any significant accrued interest and penalties related to uncertain tax positions.
As of December 31, 2016, the Company had $0.4 million of uncertain tax positions relating to a statutory income tax audit which was settled and paid during the six months ended June 30, 2017. The Company does not expect any settlements in the next 12 months.
The Company is subject to federal income tax as well as income tax in multiple state and foreign jurisdictions. Due to the Company’s net operating loss carryforwards, all tax years since inception remain subject to examination for United States federal tax returns, and fiscal year 2016 remains subject to examination for Israel. There are tax years which remain subject to examination in various other jurisdictions that are not material to the Company’s financial statements.